UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 13, 2015 (January 13, 2015)

SANCHEZ ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-35372	45-3090102
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Main Street Suite 3000 Houston, Texas 77002
(Address of principal executive offices) (Zip Code)

(713) 783-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously disclosed on the Current Report on Form 8-K filed July 2, 2014, the Company completed its previously announced acquisition of Eagle Ford Shale assets in Dimmit, LaSalle and Webb Counties in Texas from affiliates of Royal Dutch Shell plc on June 30, 2014 (the “Acquisition”). This Current Report on Form 8-K includes pro forma consolidated financial information of the Company to give effect to the Acquisition for the nine months ended September 30, 2014 and year ended December 31, 2013, attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

Exhibit	Description of Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANCHEZ ENERGY CORPORATION

Date: January 13, 2015	By:	/s/ Michael G. Long
Michael G. Long
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Unaudited Pro Forma Consolidated Financial Statements of the Company.